0 50 100 150 200 250 300 6 11 16 21 Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota U.S. Sales December 2015 - December 2020 SAAR Toyota U.S. Sales Toyota Business Highlights Q3FY2021 TOYOTA MOTOR NORTH AMERICA, INC. (Toyota U.S.) MONTHLY RESULTS • The U . S . automobile SAAR figure for December 2020 came in at 16 . 27 M units, down from December 2019 at 16 . 7 M units . • Toyota U . S . reported December 2020 sales of 249 , 601 units, an increase of 7 . 5 % on a daily selling rate (DSR) basis and an increase of 20 . 4 % on a volume basis versus December 2019 . • Lexus division posted December 2020 sales of 38 , 223 units, a decrease of 3 . 4 % on a DSR basis and an increase of 8 . 2 % on a volume basis versus December 2019 . • North American production as a percentage of U . S . sales for December 2020 was 70 . 8% , up from 70 . 3 % in December 2019 . Source: Toyota, Bloomberg, Ward’s Automotive Group Toyota U.S. monthly results include fleet sales volume TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS ‡ “Other” consists of Central and South America, Oceania, Africa, Middle East and Other. Source: TMC company filings. *Bar chart represents vehicles sales as % of Top 5 Models sales 211,378 38,223 Toyota Division Lexus Division Toyota U.S. December 2020 Vehicle Sales Dec-20 Dec-19 Dec-20 Dec-19 RAV4 46,846 41,282 CAMRY 30,364 26,309 TACOMA 28,957 20,727 HIGHLANDER 26,778 20,449 COROLLA 25,409 23,742 Toyota U.S. December Vehicles Sales Toyota Division Top 5 Models Dec-20 Dec-19 Dec-20 Dec-19 RX 14,514 14,069 NX 8,256 7,955 ES 5,101 5,025 GX 4,139 3,220 IS 2,289 1,171 Toyota U.S. December Vehicles Sales Lexus Division Top 5 Models Exhibit 99.2

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $668 million for the third quarter of fiscal 2021 compared to $181 million for the same period in fiscal 2020. The increase in net income for the third quarter of fiscal 2021, compared to the same period in fiscal 2020, was primarily due to a $264 million decrease in interest expense, a $262 million decrease in depreciation on operating leases, a $122 million increase in investment and other income, net, and a $52 million decrease in operating and administrative expense, partially offset by a $181 million increase in provision for income taxes and a $70 million decrease in total financing revenues. • We recorded a provision for credit losses of $118 million for the third quarter of fiscal 2021, compared to $128 million for the same period in fiscal 2020. The decrease in the provision for credit losses for the third quarter of fiscal 2021, compared to the same period in fiscal 2020, was due to the lower provision for credit losses in our dealer portfolio as a result of improved dealer financial performance, partially offset by an increase in the provision for credit losses in our retail portfolio and our adoption of ASU 2016 - 13 in fiscal 2021. • Net charge - offs as a percentage of average gross finance receivables decreased to 0.32 percent at December 31, 2020 from 0.42 percent at December 31, 2019, and default frequency as a percentage of outstanding finance receivable contracts decreased to 0.86 percent for the first nine months of fiscal 2021, compared to 1.08 percent in the same period in fiscal 2020, primarily due to the payment extension programs offered to our customers impacted by COVID - 19. 1 TMCC market share represents the percentage of total domestic TMNA sales of new Toyota and Lexus vehicles financed by us, exc lud ing sales under dealer rental car and commercial fleet programs, sales of a private Toyota distributors and Mazda vehicles financed. SHORT - TERM FUNDING PROGRAMS • TMCC ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ c ommercial paper outstanding under our commercial paper programs ranged from approximately $ 19 . 0 billion to $ 22 . 2 billion during the quarter ended December 31 , 2020 , with an average outstanding balance of $ 20 . 6 billion . † TCCI, TFA, and TMFNL are subsidiaries of Toyota Financial Services Corporation (TFSC), a wholly - owned subsidiary of Toyota Motor Corporation (TMC). TMCC is a wholly - owned subsidiary of Toyota Financial Service International Corporation (TFSIC), a wholly - own ed subsidiary of TFSC. ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR. LET’S GO PLACES In December 2020, Toyota introduced 2 nd generation Mirai fuel cell electric vehicles with 30% more range and 50% lighter fuel cell stack, showing its continued commitment to advance “plug - less” fuel cell technology as a powertrain for the future. The Sales and Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Amit Sahu | Funding & Liquidity Analyst (469) 786 - 8984 amit.sahu@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Justin Lee | Funding & Liquidity Analyst (469) 486 - 6187 justin.lee1@toyota.com Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . 57.7% 59.1% Q3 FY20 Q3 FY21 TMCC - Market Share 1 Q3 FY20 Q3 FY21 TMCC Financial Performance Q3 FY20 Q3 FY21 Total financing revenues $3,044 $2,974 Income before income taxes 215 883 Net Income 181 668 Debt-to-Equity Ratio 6.7x 6.8x U.S. dollars in millions 156 83 113 198 114 142 0 100 200 New Retail Contracts Used Retail Contracts Lease Contracts Units in Thousands TMCC - Vehicle Financing Volume Q3 FY20 Q3 FY21 27.6 19.0 56.9 68.5 13.4 21.8 $0 $20 $40 $60 $80 $100 $120 Q3 FY20 Q3 FY21 Amount ($billions) TMCC Consolidated Financial Liabilities (Face Value) Secured notes & loans payable Unsecured notes & loans payable Commercial Paper 52 12 101 68 8 107 0 50 100 150 New Retail Contracts Used Retail Contracts Lease Contracts TMCC - TMNA Contracts Subvened Q3 FY20 Q3 FY21 0.51% 0.42% 0.38% 0.42% 0.32% 0.00% 0.25% 0.50% 0.75% Q3 FY17 Q3 FY18 Q3 FY19 Q3 FY20 Q3 FY21 Net charge - offs as a percentage of average gross earning assets - finance receivables